UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  September 24, 1997
                                                       ------------------



                      Simpson Manufacturing Co., Inc.
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           (Exact name of registrant as specified in its charter)



          California                   0-23804              94-3196943
 ----------------------------        ------------       -------------------
 (State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)              file number)       Identification No.)



             4637 Chabot Drive, Suite 200, Pleasanton, CA 94588
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                  (Address of principal executive offices)


    (Registrant's telephone number, including area code):  (510)460-9912

Item 5. Other Events

     On September 24, 1997, Simpson Manufacturing Co., Inc. announced its application for listing on the New York Stock Exchange in a press release excerpted below:




                     PRESS RELEASE - September 24, 1997

                 SIMPSON MANUFACTURING CO., INC. APPLIES FOR
                    LISTING ON THE NEW YORK STOCK EXCHANGE


FOR IMMEDIATE RELEASE


Pleasanton, CA -- Simpson Manufacturing Co., Inc. (the "Company") announced today that it has submitted an application for listing on the New York Stock Exchange. The Company expects to begin trading in the fourth quarter. Since its initial public offering, the Company's Common Stock has been traded on the Nasdaq National Market tier of The Nasdaq Stock Market under the symbol "SMCO."

Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiary, Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood-to-wood, wood-to-concrete and wood-to-masonry connectors, and through its subsidiary, Simpson Dura-Vent Company, Inc., designs, engineers and manufactures venting systems for gas and wood burning appliances.

For further information, contact Barclay Simpson at (510)738-9032.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Simpson Manufacturing Co., Inc.
                                        -------------------------------
                                                 (Registrant)



DATE:  September 25, 1997           By  /s/ Stephen B. Lamson
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                                               Stephen B. Lamson
                                            Chief Financial Officer